SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 23, 2004, World Wrestling Entertainment, Inc. issued the press release furnished as Exhibit 99.1 to this Form 8-K to announce its quarterly earnings for its second fiscal quarter ended October 29, 2004.

Item 8.01. Other Events.

     On November 23, 2004, the Company issued the press release filed as Exhibit 99.2 to this Form 8-K to announce an increase in its quarterly dividend on all Class A and Class B common shares.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Press Release dated November 23, 2004 (quarterly earnings).

99.2	Press Release dated November 23, 2004 (dividend).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

	By:	/s/ Edward L. Kaufman

Edward L. Kaufman
Executive Vice President and
General Counsel

Dated: November 24, 2004